Exhibit 99.2


                                CERTIFICATION




         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of BF Enterprises, Inc. a Delaware corporation (the "Company"), does hereby certify that (1) this Quarterly Report on Form 10-QSB for the quarter ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002 and March 31, 2003 and its results of operations for the three-month periods ended March 31, 2002 and March 31, 2003.


 Date: May 9, 2003                           /s/ S. Douglas Post
                                             ---------------------------
                                             S. Douglas Post
                                             Vice President, Treasurer and
                                             Chief Financial Officer